S000009911 [Member] Investment Strategy - AMG Veritas China Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers located in China (People’s Republic of China (“PRC”) and its Special Administrative Regions, Hong Kong and Macau) or issuers that are not located in China but derive a majority (over 50%) of their income from China. The Fund primarily invests in equity securities. Under normal circumstances, the Fund considers equity securities to include common and preferred stocks, as well as securities with equity characteristics, including, but not limited to, equity linked securities and participatory notes (P-Notes).
The Fund intends to invest in focused equity positions, identified through the bottom-up, stock picking approach of Veritas Asset Management LLP, the subadviser to the Fund (“Veritas” or the “Subadviser”), with a macro overlay. The Subadviser’s macro analysis will focus on identifying long term themes and trends and then proceed to identifying companies within those identified themes and trends that it believes have sound business models, strong management and disciplined financial controls. The Fund seeks to focus on quality companies in sectors that the Subadviser believes show long term structural growth potential with emphasis on industry leaders or emerging leaders with durable competitiveness. The macro themes are identified via a combination of in-house and external research. Asian domestic demand is an example of a theme internal to the Subadviser. In part, the Fund uses this analysis to seek to identify opportunities to invest in Chinese companies whose businesses are benefitting from rising Chinese consumer spending in consumer goods or services.
The Fund intends to gain exposure to equity securities of issuers located in China or issuers that are not located in China but derive a majority (over 50%) of their income from China through direct investments in equities listed on mainland China stock exchanges, such as the Shanghai and Shenzen stock exchanges, via Hong Kong through the market access program through which foreign investors can deal in select Class A Shares (Stock Connect) or indirect exposure through P-Notes or similar equity linked securities. Equity linked securities are a type of derivative instrument that have a return component based on the performance of another security, and provide the Fund with an alternative to investing in the underlying security directly in situations where the Fund would have to register with a foreign exchange or foreign securities agency to be able to do so. P-Notes are a type of derivative instrument used by the Fund to access non-U.S. markets and to gain exposure to, primarily, equity securities of issuers listed on a non-U.S. exchange rather than purchasing securities directly.
The Fund will generally invest in mid- to large-capitalization companies, although the Fund may also invest in small-capitalization companies. The Fund generally invests in companies with market capitalizations greater than $5 billion. The Fund currently expects to hold between 15 and 40 positions at any time. The Fund is non-diversified.
The Fund may hold assets in cash and cash equivalents, and at times these holdings may be significant. The Fund’s cash level at any point typically relates to the Subadviser’s individual security selection process, and therefore may vary, depending on the Subadviser’s desired security weightings.